UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2004

DIGITAL INSIGHT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27459	77-0493142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26025 Mureau Road, Calabasas, California	91302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 871-0000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 9, 2004, Digital Insight Corporation (the “Company”) entered into a definitive employment agreement with Paul Pucino in connection with his appointment as Executive Vice President and Chief Financial Officer of the Company (discussed in Item 5.02 below). A copy of the letter agreement between Mr. Pucino and the Company is attached as Exhibit 10.1 to this Current Report on Form 8-K. Mr. Pucino will receive an annual base salary of $300,000. He will receive a sign-on bonus of $125,000 to be paid on the first full payroll cycle following his date of hire and a minimum bonus award of $150,000 for the fiscal years ended December 31, 2005 and 2006. Mr. Pucino will also receive an option to purchase 250,000 shares of Company common stock at the Nasdaq closing price of the Company’s common stock on the trading day immediately preceding his start date. Mr. Pucino is entitled to an amount equal to 18 months base salary plus 18 months equivalent bonus and 100% vesting acceleration of unvested stock options in the event he is terminated by the Company without cause. The start date for Mr. Pucino’s employment has not yet been finalized.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 9, 2004, the Company appointed Paul Pucino to succeed Elizabeth S.C.S. Murray as Executive Vice President and Chief Financial Officer of the Company. Ms. Murray’s resignation was announced by the Company on a Current Report on Form 8-K, filed on September 7, 2004 (incorporated herein by reference). See Item 1.01 above regarding the description of the material terms of the Company’s employment agreement with Mr. Pucino.

Mr. Pucino is 43 years old. Mr. Pucino was the Senior Vice President and Chief Financial Officer of Tekelec, a developer of telecommunications equipment from May 2000 to December 2004. From January 2000 to May 2000, Mr. Pucino was the Chief Financial Officer of Scour.com. Prior to joining Scour.com, Mr. Pucino served as Vice President, Strategy and New Ventures, for Galileo International.

A copy of the Company’s press release containing the announcement of Mr. Pucino’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 10.1	Letter Agreement, dated December 8, 2004, between Digital Insight Corporation and Paul Pucino.

Exhibit 99.1.	Press Release, dated December 13, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL INSIGHT CORPORATION (Registrant)

Date: December 13, 2004	By:	/s/ Jeffrey E. Stiefler
Jeffrey E. Stiefler
Chairman, President and
Chief Executive Officer

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EXHIBIT INDEX

Number	Exhibit
10.1	Letter Agreement, dated December 8, 2004, between Digital Insight Corporation and Paul Pucino.

99.1	Press Release, dated December 13, 2004.

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